UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 8, 2026, Profusa, Inc. (the “Company”) submitted an Advance Notice to Ascent Partners Fund LLC (“Ascent”) requesting that Ascent purchase shares of the Company’s common stock under the equity line of credit arrangement between the Company and Ascent set forth in that certain Securities Purchase Agreement, dated as of July 28, 2025 and amended on December 22, 2025 (the “SPA”). For Advance Notices issued during June 8, 2026 until July 15, 2026 with payment upon share delivery, the Company agreed (i) that the Purchaser shall allow an Advance Notice for up to 9.99% of the shares outstanding at the time of said Advance Notice (subject to a cap of $200,000 per Advance Notice), (ii) that the purchase price for the shares will be funded upon delivery of the shares to Ascent prior to the end of the pricing period, rather than upon Ascent’s subsequent exit or sale of such shares, with Ascent remitting within one trading day 97% of the lowest volume-weighted average price (“VWAP”) of the common stock in the ten trading days prior to the Advance Notice date times the number of shares requested, and (iii) to include a price adjustment mechanism (the “True-Up Mechanism”) such that if 97% of the lowest VWAP of the common stock during the period starting on the closing date and ending on the date when Ascent has entered into committed, binding trades to sell all of the purchased shares (the “Adjustment Period”) is lower than the closing price, then the Company will issue additional shares to Ascent so that the aggregate number of shares received by Ascent equals the number of shares it would have received if the closing price had been equal to such adjusted price. Ascent will waive the mandatory prepayment provisions related to Advance Notices with payment upon share delivery.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 8, 2026	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

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